SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 9, 2005

                      RARE HOSPITALITY INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)


Georgia                        0-19924                   58-1498312
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(State or Other                (Commission               (IRS Employer
Jurisdiction of                File Number)              Identification No.)
Incorporation)


                  8215 Roswell Rd, Bldg. 600, Atlanta, GA 30350
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         (Addresses of Principal Executive Offices, including Zip Code)

                                 (770) 399-9595
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              (Registrant's Telephone Number, including Area Code)

                    _________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                 Section 5--Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principal Officers.

     On February 15, 2005, RARE Hospitality International Inc. (the "Company") announced that Benjamin A. Waites, 43, has been promoted to Chief Accounting Officer, Vice President and Corporate Controller, effective as of February 9, 2005. Mr. Waites, a certified public accountant and an eight-year veteran at the Company, has served as Vice President and Corporate Controller since April 1999 and served as Corporate Controller from April 1997 through April 1999. Mr. Waites is 43 years old. Through its subsidiary, RARE Hospitality Management, Inc., the Company and Mr. Waites are parties to an employment agreement (the "Waites Employment Agreement") dated December 15, 2003. The Waites Employment Agreement has a term that continues from year to year as employment at will until it is terminated by the Company or Mr. Waites for any reason. Mr. Waites currently receives an annual salary of $180,000. He currently receives an annual bonus of up to 45% of his annual salary, as determined and paid in accordance with a bonus program for executives of the Company. The Waites Employment Agreement provides for certain death and disability benefits to Mr. Waites, as well as certain additional payments, in the event that the Company terminates Mr. Waites' employment without Cause (as defined in the agreement) or in the event of a Change in Control (as defined in the agreement). It also contains certain provisions relating to unauthorized disclosure of confidential information, recognition of proprietary rights, non-competition and non-solicitation. Without the consent of the Company, Mr. Waites may not compete with the Company during his employment and for a period of twelve (12) months thereafter.

     The full text of the Employment Agreement, dated as of December 15, 2003, is set forth in Exhibit 10.1 hereto.

     The full text of the press release is set forth in Exhibit 99.1 hereto.

Item 9.01.        Financial Statements and Exhibits

    (c) Exhibits

           10.1 Employment Agreement, dated as of December 15, 2003, by and between RARE Hospitality Management, Inc. and Benjamin Waites

           99.1   Press Release, Dated February 15, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RARE Hospitality International, Inc.

                              By:      /s/ W. Douglas Benn
                                       ____________________________
                              Name:    W. Douglas Benn
                              Title:   Executive Vice President, Finance and
                                       Chief Financial Officer

Date:  February 15, 2005

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